                                                                  EXECUTION COPY

                               SECOND AMENDMENT TO
                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this
"Amendment") is made and entered into as of August 25, 2005, with an Effective
Date (as defined below) determined in accordance with Section 3 below, by and among SUBURBAN PROPANE, L.P., a Delaware limited partnership (the "Borrower"), the financial institutions from time to time party to the Initial Credit
Agreement referred to below (the "Lenders") pursuant to written authorization
(in the form attached hereto as Exhibit A, the "Authorization") and WACHOVIA
BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative
Agent for the Lenders (the "Administrative Agent").

                              Statement of Purpose

     The Borrower, the Lenders and the Administrative Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of October 20, 2004
(as amended by that certain First Amendment to Third Amended and Restated Credit
Agreement, dated as of March 17, 2005, the "Initial Credit Agreement") pursuant to which the Lenders have extended certain credit facilities to the Borrower.

     The Borrower has requested that the Lenders amend the Initial Credit
Agreement to (a) eliminate the Stand-Alone L/C Facility, (b) increase the
Revolving Credit Commitment to $175,000,000, (c) extend the Revolving Credit
Termination Date to match the Term Loan Termination Date, (d) make related amendments necessary for such purposes and (e) make such other amendments as are described below. The Initial Credit Agreement, as amended by this Amendment is hereinafter referred to as the "Amended Credit Agreement". Subject to the terms and conditions of this Amendment, the Administrative Agent and the Lenders hereby agree to the requested amendments.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Definitions. All capitalized, undefined terms used in this
Amendment shall have the meanings assigned thereto in the Initial Credit
Agreement.

     SECTION 2. Amendment to Initial Credit Agreement.

     (a) Amendment to Initial Credit Agreement. Effective on the Effective Date,
the Initial Credit Agreement shall be amended in the form attached hereto as
Exhibit B.

     (b) Amendment to Schedule 1.1(a). Effective on the Effective Date, Schedule
1.1(a) to the Initial Credit Agreement shall be deleted in its entirety and the information formerly contained therein shall be reflected in the Register, as provided in the Amended Credit Agreement.

     SECTION 3. Effectiveness. This Amendment shall become effective on the date
(the "Effective Date") upon which the following conditions have been satisfied:

     (a) receipt by the Administrative Agent of (i) a duly executed counterpart of this Amendment from the Administrative Agent, the Borrower and each
Guarantor, (ii) duly executed Authorizations from the Required Lenders and (iii)
duly executed Authorizations from each of the Lenders holding a Revolving Credit
Commitment;

     (b) receipt by the Administrative Agent of a duly executed Revolving Credit
Note for each Lender requesting a Revolving Credit Note to reflect such Lender's
Revolving Credit Commitment;

     (c) receipt by the Administrative Agent (in form and substance reasonably satisfactory thereto) of a certificate of the secretary or assistant secretary of the Borrower (i) containing a representation that the partnership agreement provided in connection with the Initial Credit Agreement remains unchanged, (ii)
attaching resolutions duly adopted by the respective governing body of the
Borrower authorizing, as applicable, the execution, delivery and performance of this Amendment and approving the transactions contemplated hereby and (iii)
attaching a certificate as of a recent date of the good standing of the Borrower from its jurisdiction of organization;

     (d) receipt by the Administrative Agent (in form and substance reasonably satisfactory thereto) of a legal opinion of counsel to the Borrower addressed to the Administrative Agent and the Lenders with respect to the Borrower, this
Amendment and such other matters as the Administrative Agent shall reasonably request; and

     (e) the payment of all outstanding fees and expenses of the Administrative
Agent (including without limitation, legal fees and expenses) incurred in connection with the preparation and negotiation of this Amendment and all documents, certificates and other instruments delivered in connection therewith.

     SECTION 4. Effect of Amendment on Letters of Credit. On and after the
Effective Date, all of the Revolver Letters of Credit and Stand-Alone Letters of
Credit (as such terms are defined in the Initial Credit Agreement) shall be
Letters of Credit under the Amended Credit Agreement.

     SECTION 5. Limited Consent and Amendment. Except as expressly provided in this Amendment, the Initial Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Amendment shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Initial Credit
Agreement or any other Loan Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Initial Credit
Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, the Guarantors or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the
Initial Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, any Guarantor or any of

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its respective Subsidiaries, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

     SECTION 6. Representations and Warranties/No Default. By their execution hereof, and after giving effect to this Amendment, the Borrower and the
Guarantors hereby certify that (a) each of the representations and warranties set forth in the Amended Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the
Initial Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof
(after giving effect to the provisions of this Amendment) no Default or Event of
Default has occurred and is continuing, and (b) the execution, delivery and performance of this Amendment have been authorized by all requisite corporate action on the part of the Borrower and the Guarantors.

     SECTION 7. Acknowledgement by Guarantors. By their execution hereof, each of the Guarantors hereby expressly (a) consents to the modifications and amendments set forth in this Amendment, (b) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party and (c) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in each of the Loan Documents to which it is a party remain in full force and effect.

     SECTION 8. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

     SECTION 9. Governing Law. This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of New York.

     SECTION 10. Counterparts. This Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

     SECTION 11. Fax Transmission. A facsimile, telecopy or other reproduction of this Amendment may be executed by one or more parties hereto, and an executed copy of this Amendment may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Amendment as well as any facsimile, telecopy or other reproduction hereof.

                            [Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal by their duly authorized representatives, all as of the day and year first above written.

                         BORROWER AND GUARANTORS:

                         SUBURBAN PROPANE, L.P., as Borrower

                         By:
                             ---------------------------------------------------
                             Name: Robert M. Plante
                             Title: Vice President, Chief Financial Officer

                         SUBURBAN PROPANE GAS CORPORATION
                         PARGAS, INC.
                         VANGAS, INC.
                         PLATEAU, INC.
                         GAS CONNECTION, INC.
                         SUBURBAN @ HOME, INC.
                         SUBURBAN HOLDINGS, INC.
                         SUBURBAN FRANCHISING, INC.
                         SUBURBAN @ HOME HOLDINGS, INC.
                         SUBURBAN PLUMBING NEW JERSEY, LLC

                         Each of the above,

                         By:
                             ---------------------------------------------------
                             Name: Robert M. Plante
                             Title: Vice President, Finance

[Second Amendment to Credit Agreement - Suburban Propane, L.P.]

                         SUBURBAN HEATING OIL PARTNERS, LLC
                         AGWAY ENERGY SERVICES, LLC SUBURBAN
                         ALBANY PROPERTY, LLC SUBURBAN BUTLER
                         MONROE STREET PROPERTY, LLC SUBURBAN
                         CANTON BUCK STREET PROPERTY, LLC
                         SUBURBAN CANTON ROUTE 11 PROPERTY,
                         LLC SUBURBAN CHAMBERSBURG FIFTH
                         AVENUE PROPERTY, LLC SUBURBAN
                         COLONIE PROPERTY LLC SUBURBAN
                         ELLENBURG DEPOT PROPERTY, LLC
                         SUBURBAN GETTYSBURG PROPERTY, LLC
                         SUBURBAN LEWISTOWN PROPERTY, LLC
                         SUBURBAN MA SURPLUS PROPERTY, LLC
                         SUBURBAN MARCY PROPERTY, LLC
                         SUBURBAN MIDDLETOWN NORTH STREET
                         PROPERTY, LLC SUBURBAN NEW MILFORD
                         SMITH STREET PROPERTY, LLC SUBURBAN
                         NJ PROPERTY ACQUISITIONS, LLC
                         SUBURBAN NJ SURPLUS PROPERTY, LLC
                         SUBURBAN NY PROPERTY ACQUISITIONS,
                         LLC SUBURBAN NY SURPLUS PROPERTY,
                         LLC SUBURBAN PA PROPERTY
                         ACQUISITIONS, LLC SUBURBAN PA
                         SURPLUS PROPERTY, LLC SUBURBAN
                         ROCHESTER PROPERTY, LLC SUBURBAN
                         SODUS PROPERTY, LLC SUBURBAN TEMPLE
                         PROPERTY, LLC SUBURBAN TONAWANDA
                         PLANT PROPERTY, LLC SUBURBAN TOWANDA
                         PROPERTY, LLC SUBURBAN VERBANK
                         PROPERTY, LLC SUBURBAN VINELAND
                         PROPERTY, LLC SUBURBAN VT PROPERTY
                         ACQUISITIONS, LLC SUBURBAN WALTON
                         PROPERTY, LLC SUBURBAN WASHINGTON
                         PROPERTY, LLC

                         Each of the above,

                         By: GAS CONNECTION, INC., as Manager

                         By:
                             ---------------------------------------------------
                             Name: Robert M. Plante
                             Title: Vice President, Chief Financial Officer

[Second Amendment to Credit Agreement - Suburban Propane, L.P.]

                         SUBURBAN PIPELINE LLC

                         By: SUBURBAN PROPANE, L.P. as Manager

                         By:
                             ---------------------------------------------------
                             Name: Robert M. Plante
                             Title:Vice President, Chief Financial Officer

[Second Amendment to Credit Agreement - Suburban Propane, L.P.]

                         ADMINISTRATIVE AGENT:

                         WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative
                         Agent, as Lender, as Swingline Lender and as an Issuing
                         Lender, on behalf of itself and the Lenders pursuant
                         to the Authorizations

                         By:
                             ---------------------------------------------------
                         Name:
                               -------------------------------------------------
                         Title:
                                ------------------------------------------------

[Second Amendment to Credit Agreement - Suburban Propane, L.P.]

                                    EXHIBIT A

                          Form of Lender Authorization

                                  AUTHORIZATION

                                 August __, 2005

Wachovia Bank, National Association,
as Administrative Agent
Charlotte Plaza, CP-8
201 South College Street
Charlotte, North Carolina 28288-0608
Attention:  Syndication Agency Services

     Re:  Second Amendment dated as of August 25, 2005 (the "Amendment") to that certain Third Amended and Restated Credit Agreement dated as of
          October 20, 2004 (as amended by that certain First Amendment to Third
          Amended and Restated Credit Agreement, dated as of March 17, 2005, the
          "Credit Agreement") by and among Suburban Propane, L.P. (the
          "Borrower"), the financial institutions from time to time party thereto (the "Lenders") and Wachovia Bank, National Association, as
          Administrative Agent for the Lenders (the "Administrative Agent")

     This letter acknowledges our receipt and review of the Amendment in the form posted to SyndTrak Online. By executing this letter, we hereby approve the
Amendment and authorize the Administrative Agent to execute and deliver the
Amendment on our behalf.

     Each financial institution executing this Authorization agrees or reaffirms that it shall be a party to the Credit Agreement and the other Loan Documents to which Lenders are parties and shall have the rights and obligations of a Lender under each such agreement.

                         -------------------------------------------------------
                         [Insert name of applicable financial institution]

                          By:
                               -------------------------------------------------
                          Name:
                                ------------------------------------------------
                          Title:
                                 -----------------------------------------------

                                    EXHIBIT B

                        Form of Amended Credit Agreement